==============================LONGLEAF LOGO(SM)================================

                            LONGLEAF PARTNERS FUNDS

                               QUARTERLY REPORTS
                             at September 30, 1997

                                 PARTNERS FUND

                                  REALTY FUND

                                 SMALL-CAP FUND

================================================================================

                                  MANAGED BY:

                      SOUTHEASTERN ASSET MANAGEMENT, INC.

                                  Memphis, TN

                                    CONTENTS

Letter from the Portfolio Managers.........................    2
Longleaf Partners Fund (Partners Fund)
  Fund Summary.............................................    4
  Portfolio................................................    6
Longleaf Partners Realty Fund (Realty Fund)
  Fund Summary.............................................    8
  Portfolio................................................   10
Longleaf Partners Small-Cap Fund (Small-Cap Fund)
  Fund Summary.............................................   12
  Portfolio................................................   14
Service Directory..........................................   16
Trustees and Officers......................................   17

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS FUNDS
   LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:                                             October 7, 1997

The compounding process worked extremely well for all of our Longleaf partners during the third quarter. Additionally, each of our three Funds is ahead of its respective benchmark for the twelve months ended September 30. Outperforming the various averages over the past year has been a rewarding yet surprising achievement given the strength of the markets, the substantial cash position in the Partners Fund at the start of the year, the large cash flows into the Small-Cap and Realty Funds throughout 1997, and our disciplined parsimony which always applies to buying new positions.

Corporate Partners

Finding a significantly underpriced company is part of our challenge. We must also believe in the quality of the business and in the skills and character of the people at the helm, our corporate partners. The partners we have chosen have been big contributors to the Funds' outstanding long and short term returns, and we all are indebted to these individuals for the work they have done. We have been blessed to be associated with managers such as Landon Rowland at Kansas City Southern, Cor Boonstra at Philips Electronics, Tony Ridder at Knight-Ridder, Fred Smith at FedEx, Bill Stiritz at Ralston Purina, John Burns at Alleghany, and Peter Munk and Greg Wilkins at TrizecHahn. This group has managed and invested for the long term interest of all shareholders. They have applied discipline and intelligence to the operation of their businesses as well as to the allocation of OUR capital. Without their sagacious corporate stewardship and unwavering shareholder orientation, the Longleaf Funds' net asset values would be substantially lower. We will be challenged to find such qualified partners in the future.

Southeastern Partners

The undersigned portfolio managers get much more of the credit for the success of our three Funds than is warranted. John Buford and Jim Thompson are an indispensable part of your analytical team and carry more than their share of the water. Deborah Sullivan, who has headed our trading department for the past 10 years, continues to do a nonpareil job of getting our research conclusions implemented.

Investment Partners

The employees of Southeastern, our families and affiliates remain the largest shareholder group across the three Funds. We and all our investment partners benefit from maintaining a long term perspective, especially in periods of volatility. Market downturns present the opportune time to buy great businesses at low cost and provide the foundation for significant capital growth. For example, Longleaf Partners Fund shareholders who stayed the course through the market's downturn in 1990 have subsequently fared exceedingly well. An account balance of $100,000 at the outset of 1991 had grown to $455,518 by September 30, 1997, compounding at a 25.2% average annual return.

Concentration

Adopting the IRS standards for diversification for all three of the Longleaf Funds has immediately given us greater flexibility to manage our assets, and complements our commitment to concentrate portfolio resources in the best possible investment alternatives. In the following quarterly update of each Fund we highlight the significant impact of the five largest contributors to performance. We thank you again for your overwhelming approval of the critical diversification improvement for the Partners and Small-Cap Funds. Your support of this and the other items in our recent proxy statement has provided the Longleaf Funds the maximum discretion to pursue a prudent investment future.

Investment Opportunities

Increased market volatility in the third quarter helped misprice selected companies that we have been interested in at Southeastern, and aided us in establishing a few core stakes that we are excited to own. However, the general level of equity prices continues to make our mission in the Partners and Small-Cap Funds challenging. Furthermore, the composite price-to-value ratio of these two Funds are at their highest historical levels, a clear indication your advisor needs to work hard to find new holdings with larger margins of safety. To that end, we would welcome a market correction and the concomitant assistance it would provide. Conversely, Longleaf Partners Realty Fund has not struggled to find qualifying investments.

As Thanksgiving approaches, we are thankful for the commitment of our investment partners to the Longleaf Partners Funds.

Sincerely,


/s/ O. Mason Hawkins, CFA           /s/ G. Staley Cates, CFA        /s/ C.T. Fitzpatrick, CFA
-------------------------           ------------------------        -------------------------
O. Mason Hawkins, CFA               G. Staley Cates, CFA            C.T. Fitzpatrick, CFA
Co-Portfolio Manager                Co-Portfolio Manager            Co-Portfolio Manager

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS FUND
   MANAGED BY MASON HAWKINS
       AND STALEY CATES

The Partners Fund had a particularly rewarding quarter, posting returns twice the S&P 500. The Fund reversed its 1997 relative performance from 600 basis points under the index at June 30, to 213 basis points ahead three months later.

The top five contributors to this quarter's return combined to create over 61% of our performance. Kansas City Southern's management helped Wall Street realize the true value of the company by announcing the separation of its transportation business from its money management operations. Federal Express reported not only the short term benefits it reaped from the UPS strike, but the significant longer term impact of retaining a substantial portion of those customers at very attractive margins. Knight-Ridder has moved aggressively with an open market 17 million share repurchase program to offset the shares issued in the Disney papers acquisition. In addition, operating cash flow continues to exceed expectations because of stable newsprint prices, growing advertising linage, and a return to profitability at the Detroit papers following last year's strike. TrizecHahn's $500 million acquisition of JBG Companies will add a leading development firm with 4 million square feet of prime office space and 2 million square feet of development potential in the Washington, D.C. area. The purchase was made significantly below replacement value at a healthy initial cash-on-cash return with excellent growth potential. Finally, the market continues to applaud the aggressive rationalization, new management incentive programs and corporate governance renaissance Cor Boonstra is installing at Philips Electronics.

Our cash level of 7% is at its lowest point in over two years. Our team's hard work paid off with two new holdings, U S West Media Group and News Corp. However, at the close of the quarter several large positions were approaching full value and we have since begun to liquidate them.

                                  PERFORMANCE*
                    FOR THE PERIODS ENDED SEPTEMBER 30, 1997

                                    Partners   S&P 500   Value-Line
                                      Fund      Index      Index
                                    --------   -------   ----------
Most Recent Quarter                  14.75%      7.47%     11.29%
Year-to-date                         31.73      29.60      24.50
One Year                             40.60      40.41      31.15
Three Years                          24.55      29.89      17.52
Five Years                           24.68      20.75      13.61
Ten Years                            17.56      14.72       5.28

* The average annual returns for the Fund and the S&P 500 are shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. The indices shown are unmanaged. Past performance is no guarantee of future performance, and the value of an investment when redeemed may be more or less than the purchase price.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS FUND
   FUND SUMMARY
   AT SEPTEMBER 30, 1997 (UNAUDITED)

                             FIVE LARGEST HOLDINGS
                        (REPRESENTS 43.9% OF NET ASSETS)

KNIGHT-RIDDER, INC. (KRI)                                                  11.7%
One of the largest newspaper publishers in the U.S. and a worldwide provider of electronic information services.

U S WEST MEDIA GROUP (UMG)                                                  8.6%
Cable and communications company whose focus is providing a single line to the home for multiple services including voice, video and Internet access.

FEDERAL EXPRESS CORPORATION (FDX)                                           8.5%
Integrated air-ground transportation company providing overnight and second-day delivery of packages and documents worldwide.

PHILIPS ELECTRONICS N.V. (PHG)                                              8.5%
Owner of 75% of recording company Polygram. Also a leading manufacturer of lighting systems, electronics products including television and stereo equipment, appliances and semiconductors.

KANSAS CITY SOUTHERN INDUSTRIES, INC. (KSU)                                 6.6%
Large railroad operator throughout nine southern and midwestern states. Also owns all or significant portions of companies in the mutual fund business including Janus, Berger and DST.

                               PORTFOLIO CHANGES
                   JANUARY 1, 1997 THROUGH SEPTEMBER 30, 1997

        NEW HOLDINGS                     ELIMINATIONS
        ------------                     ------------
ITT Corporation               Alexander & Alexander Services Inc.
Mallinckrodt Inc.             American Stores Company
Marriott International, Inc.  Chris-Craft Industries, Inc.
The News Corporation Limited  Ecolab, Inc.
U S West Media Group          ITT Corporation
                              Louisiana-Pacific Corporation
                              PaineWebber Group Inc.
                              Safety-Kleen Corp.
                              United HealthCare Corporation

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS FUND
   SCHEDULE OF PORTFOLIO INVESTMENTS
   AT SEPTEMBER 30, 1997 (UNAUDITED)

         SHARES                                                 MARKET VALUE
        ---------                                               ------------
      Common Stock 92.8%
                        Beverages 3.0%
        2,550,000       The Seagram Company Ltd. ............   $ 89,887,500
                        Broadcasting 4.2%
        6,305,400   *   The News Corporation Limited.........    128,866,613
                        Building Materials 0.9%
          574,000   *   USG Corporation......................     27,516,125
                        Business Services 0.2%
          279,200   *   The Union Corporation................      6,700,800
                        Cable 8.6%
       11,686,100   *   U S West Media Group.................    260,746,106
                        Environmental Services 2.0%
        1,709,800       Waste Management Inc.................     59,736,138
                        Food 12.0%
        2,298,900       Nabisco Holdings Corp................     97,846,931
        3,818,000       The Quaker Oats Company..............    192,331,750
          846,500       Ralston Purina Company...............     74,915,250
                                                                ------------
                                                                 365,093,931
                                                                ------------
                        Lodging 2.8%
        1,203,800       Marriott International, Inc..........     85,545,038
                        Multi-Industry 11.1%
        1,565,000       Alexander & Baldwin, Inc.............     40,494,375
        3,075,000       Philips Electronics N.V..............    258,300,000
        1,488,300       Whitman Corporation..................     40,556,175
                                                                ------------
                                                                 339,350,550
                                                                ------------
                        Natural Resources 5.9%
        1,237,700       The Pioneer Group, Inc...............     39,606,400
        2,900,000       Rayonier Inc.........................    140,287,500
                                                                ------------
                                                                 179,893,900
                                                                ------------
                        Property & Casualty Insurance 0.9%
          112,828   *   Alleghany Corp.......................     28,601,898
                        Pharmaceuticals 1.8%
        1,530,350       Mallinckrodt Inc. ...................     55,092,600

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS FUND
   SCHEDULE OF PORTFOLIO INVESTMENTS
   AT SEPTEMBER 30, 1997 (UNAUDITED)

         SHARES                                                 MARKET VALUE
        ---------                                              --------------
                        Publishing 14.1%
        6,549,200       Knight-Ridder, Inc..................   $  357,750,050
                        The Washington Post Company - Class
          158,300       B...................................       70,938,188
                                                               --------------
                                                                  428,688,238
                                                               --------------
                        Real Estate 6.0%
          788,000       Cousins Properties Incorporated.....       23,590,750
        6,224,291       TrizecHahn Corporation..............      160,664,511
                                                               --------------
                                                                  184,255,261
                                                               --------------
                        Telecommunications 4.2%
                    *   360 degrees Communications
        6,143,637       Company.............................      128,248,422
                        Transportation 15.1%
        3,234,800   *   Federal Express Corporation.........      258,784,000
                        Kansas City Southern Industries,
        5,802,300       Inc.................................      199,816,706
                                                               --------------
                                                                  458,600,706
                                                               --------------
                        TOTAL COMMON STOCKS (COST
                          $1,772,036,023)...................    2,826,823,826
                                                               --------------
Short-Term Obligations 7.4%
Repurchase Agreement with State Street Bank,
  5.00% due 10-1-97.........................................       25,491,000
Federal Home Loan Mortgage Corporation,
  5.45% due 10-14-97........................................       99,806,805
Federal National Mortgage Association Discount Note, 5.47%
  due 10-14-97..............................................       49,903,042
Federal National Mortgage Association Discount Note, 5.47%
  due 10-16-97..............................................       49,888,125
                                                               --------------
                                                                  225,088,972
                                                               --------------
TOTAL INVESTMENTS (COST $1,997,124,995)(A)...........  100.2%   3,051,912,798
OTHER ASSETS AND LIABILITIES, NET....................   (0.2)      (7,026,905)
                                                       -----   --------------
NET ASSETS...........................................  100.0%  $3,044,885,893
                                                       =====   ==============
NET ASSET VALUE PER SHARE...................................           $30.10
                                                               ==============

*  Non-income producing security
(a) Also represents aggregate cost for Federal income tax purposes.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS REALTY FUND
   MANAGED BY C.T. FITZPATRICK,
       MASON HAWKINS AND STALEY CATES

We are pleased to report that the Longleaf Partners Realty Fund remains the #1 performing real estate fund in the country since its inception and continues to outperform its benchmarks. The five largest contributors -- Arden, Wellsford, Catellus, TrizecHahn and Forest City Enterprises -- provided 42% of this quarter's 14.9% return.

Two industry changes have contributed to the availability of companies that meet our criteria. First, real estate is experiencing cyclical recovery in most property types and across most regions of the United States. Second, and much more important, real estate is dramatically transitioning from private to public ownership. This structural change creates numerous new investment opportunities for us to consider.

The public markets are, in our opinion, somewhat unsophisticated in the evaluation of real estate. They emphasize short term growth over long term fundamentals, and ignore important differences in management talent. The resulting price inefficiencies have enabled us to put the Fund's substantial cash inflows to work. During the quarter we added three companies to the portfolio including the Fund's largest holding, Host Marriott. We sold three companies that approached appraised value or were acquired -- Essex Property Trust, First Fed Financial and Pacific Forest Products. At quarter end the Fund had grown to $750 million in assets with a 7% cash position.

Since September further opportunity has come our way. We have added to several existing holdings which remain significantly undervalued and have begun purchasing several new ideas. As a result we are fully invested and our "buy list" exceeds our current resources.

At the risk of being redundant and for the benefit of our new shareholders, the Realty Fund is driven by a simple philosophy: make long term investments in companies managed by superior owner/operators which possess quality real estate assets that can be purchased at substantial discounts to their intrinsic worth. This last criteria -- undervaluation -- is where we start and finish because it provides a margin of safety. Paying fair value is of no interest, even if the company meets our other criteria. This margin of safety will not completely insulate us from short term market fluctuations, but will protect us from the permanent loss of capital and provide superior long term results.

                                  PERFORMANCE*
                    FOR THE PERIODS ENDED SEPTEMBER 30, 1997

                                              Wilshire
                                             Real Estate   NAREIT
                                    Realty   Securities    Equity
                                     Fund       Index      Index
                                    ------   -----------   ------
Most Recent Quarter                 14.94%      12.61%     11.82%
Year-to-date                        33.86       19.96      18.20
One Year                            48.40       42.02      40.47
Since inception 1/2/96              43.72       32.94      30.85

* The average annual returns shown are calculated with dividend and distributions reinvested. The indices shown are unmanaged. Past performance is no guarantee of future performance, and the value of an investment when redeemed may be more or less than the purchase price. Lipper Analytical Services ranked the Realty Fund #1 out of 42 real estate funds covered from 12/31/95 - 9/30/97.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS REALTY FUND
   FUND SUMMARY
   AT SEPTEMBER 30, 1997 (UNAUDITED)

                             FIVE LARGEST HOLDINGS
                        (REPRESENTS 36.2% OF NET ASSETS)

HOST MARRIOTT CORPORATION (HMT)                                            10.6%
Owner of over 80 full service Marriott and Ritz Carlton hotels and 30 assisted living centers, most of which are operated by Marriott International.

ARDEN REALTY, INC. (ARI)                                                    7.7%
An office REIT with over 6 million square feet of class A space in southern California.

CATELLUS DEVELOPMENT CORPORATION (CDX)                                      7.1%
A diversified real estate company that owns, manages and develops industrial warehouses, offices, apartments and residential communities. CDX has substantial land holdings throughout the U.S.

WELLSFORD REAL PROPERTIES, INC. (WRP)                                       5.8%
A manager, owner and developer whose properties, which are primarily in New Jersey, were spun out from Wellsford Residential Properties, an apartment REIT.

TRIZECHAHN CORPORATION (TZH)                                                5.0%
One of the world's largest commercial real estate companies which owns, manages and develops primarily retail (regional and super regional malls) and office space in the U.S., Canada and Eastern Europe.

                               PORTFOLIO CHANGES
                   JANUARY 1, 1997 THROUGH SEPTEMBER 30, 1997

         NEW HOLDINGS                      ELIMINATIONS
         ------------                      ------------
Alexandria Real Estate          Alexander & Alexander Services Inc.
  Equities, Inc.                Alexander & Baldwin, Inc.
Boston Properties Inc.          Burnham Pacific Properties
CB Commercial Real Estate       Essex Property Trust
  Services Group, Inc.          First Fed Financial Corp.
Deltic Timber Corporation       Heilig Meyers Company
Getty Petroleum Marketing Inc.  (formerly Rhodes, Inc.)
Getty Realty Corp.              Hilb, Rogal and Hamilton Company
Host Marriott Corporation       ITT Corporation
ITT Corporation                 Louisiana-Pacific Corporation
Marriott International, Inc.    Pacific Forest Products Limited
Marriott LYONs                  Quaker City Bancorp, Inc.
Pacific Forest Products         Reckson Associates Realty Corp.
Limited                         Trizec Warrants
Prime Retail, Inc.
Trizec Warrants
Wellsford Real Properties,
  Inc.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS REALTY FUND
   SCHEDULE OF PORTFOLIO INVESTMENTS
   AT SEPTEMBER 30, 1997 (UNAUDITED)

         SHARES                                                                MARKET VALUE
        ---------                                                              ------------
     Common Stock 89.2%
                        Real Estate Industry 85.4%
                        Building Materials 0.7%
           28,000   *   USG Corporation.....................................   $  1,342,250
          113,400       Zurn Industries, Inc................................      3,926,475
                                                                               ------------
                                                                                  5,268,725
                                                                               ------------
                        Diversified Realty 19.6%
        2,558,700   *   Catellus Development Corporation....................     53,093,025
          307,900   *   CB Commercial Real Estate Services Group............      9,852,800
          584,100       Forest City Enterprises, Inc. - Class A.............     33,585,750
           61,200       Forest City Enterprises, Inc. - Class B.............      3,503,700
          783,000       Sizeler Property Investors, Inc. (REIT).............      9,053,437
        1,455,500       TrizecHahn Corporation..............................     37,570,094
                                                                               ------------
                                                                                146,658,806
                                                                               ------------
                        Mortgage Financing 2.5%
          674,500       Bay View Capital Corp...............................     18,464,437
                        Natural Resources/Land 11.0%
        1,427,600   *   Castle & Cooke, Inc.................................     28,016,650
          650,000       Deltic Timber Corporation...........................     21,246,875
          650,000       The Pioneer Group, Inc..............................     20,800,000
          261,000       Rayonier Inc........................................     12,625,875
                                                                               ------------
                                                                                 82,689,400
                                                                               ------------
                        Lodging 15.9%
        3,500,000   *   Host Marriott Corporation...........................     79,625,000
          102,300       Marriott International, Inc.........................      7,269,694
        1,352,600   *   Red Roof Inns, Inc..................................     25,699,400
          558,346   *   Supertel Hospitality, Inc...........................      6,351,186
                                                                               ------------
                                                                                118,945,280
                                                                               ------------
                        Retail 12.6%
           79,400       Bradley Real Estate, Inc. (REIT)....................      1,667,400
        1,223,800       Getty Realty Corp...................................     21,492,987
          993,800   *   IHOP Corp...........................................     35,528,350
        2,156,700       Prime Retail, Inc. (REIT)...........................     33,698,438
          182,800       Wolohan Lumber Co...................................      2,422,100
                                                                               ------------
                                                                                 94,809,275
                                                                               ------------
                        Office 23.1%
          788,800       Alexandria Real Estate Equities, Inc. (REIT)........     22,530,100
        1,829,800       Arden Realty, Inc. (REIT)...........................     57,409,975
        1,047,900   *   Boston Properties Inc. (REIT).......................     34,384,219
          504,900       Cousins Properties Incorporated (REIT)..............     15,115,444
        3,398,000   *   Wellsford Real Properties, Inc.(b)..................     43,494,400
                                                                               ------------
                                                                                172,934,138
                                                                               ------------

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS REALTY FUND
   SCHEDULE OF PORTFOLIO INVESTMENTS
   AT SEPTEMBER 30, 1997 (UNAUDITED)

          SHARES                                                               MARKET VALUE
        ----------                                                             ------------
                         Non-Realty 3.8%
           611,900       Getty Petroleum Marketing Inc......................   $  3,327,206
           448,000       Knight-Ridder, Inc.................................     24,472,000
            14,500   *   White River Corporation............................        957,000
                                                                               ------------
                                                                                 28,756,206
                                                                               ------------
                         TOTAL COMMON STOCKS (COST $527,206,519)............    668,526,267
                                                                               ------------

        CONTRACTS
        ----------
                         Options 0.4%
                         Put Options Written
             5,494       Newhall Land and Farming Company, expiring
                         April '99 @ $20 (Premiums received $1,076,268).....       (335,134)
                         Call Options Purchased
             5,494       Newhall Land and Farming Company, expiring
                         April '99 @ $20 (Cost $1,761,493)..................      3,664,498
                                                                               ------------
                                                                                  3,329,364
                                                                               ------------

        PRINCIPAL
          AMOUNT
        ----------
                         Corporate Bonds 3.0%
        34,000,000       Marriott International, Inc. Liquid Yield
                         Option Notes (LYONs), zero coupon conv. sub. notes
                         due 2011 (Cost $19,208,755)........................     22,397,500
                                                                               ------------
        Short-Term Obligations 7.4%
        Repurchase Agreement with State Street Bank, 5.00%   due 10-1-97....     30,813,000
        Commercial Paper -- Clipper Receivables Corporation, 5.55%   due 10-
        27-97...............................................................     24,900,333
                                                                               ------------
                                                                                 55,713,333
                                                                               ------------
TOTAL INVESTMENTS (COST $602,813,852)(A).............................  100.0%   749,966,464
OTHER ASSETS AND LIABILITIES, NET....................................     --        (81,280)
                                                                       -----   ------------
NET ASSETS...........................................................  100.0%  $749,885,184
                                                                       =====   ============
NET ASSET VALUE PER SHARE...................................................         $18.70

*  Non-income producing security
(a) Also represents aggregate cost for Federal income tax purposes.
(b) Illiquid/restricted security.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS SMALL-CAP FUND
   MANAGED BY MASON HAWKINS
       AND STALEY CATES

The Small-Cap Fund grew 7.8% during the quarter and year-to-date is up 26.5%. Our five largest contributors to this quarter's performance -- Pioneer Group, TrizecHahn, Orion Capital, Alleghany Corp, and Catellus -- provided 44% of our return.

The Small-Cap Fund kept us busy during the third quarter. We closed the Fund to new investors and have consequently stabilized cash inflows, which had grown to $20 million per week. We added four new companies to the portfolio including significant stakes in U S West Media Group and Dart Group. We also increased ownership in several companies whose prices declined due to market volatility. We liquidated six holdings that reached or approached appraised value or were acquired. All were relatively small positions -- Delchamps, GoodMark Foods, Markel, Plenum Publishing, Ralcorp Holdings, and Response Oncology. At quarter end Small-Cap had $883 million in assets and a 33% cash position.

Since the end of the quarter we have made further progress on the trading desk. Our new Gendis position is now 5% of assets (Gendis is a Canadian holding company), and we have added to several other holdings. In nine short months, Wall Street has "discovered" the small cap universe, driving up the prices of many companies we would like to own. We remain ready to take advantage of opportunity when it occurs, but feel no pressure to pay above 60% of intrinsic value. With the cash flow spigot now turned off we have every confidence our research team will find attractive long term investments for our substantial liquidity.

                                  PERFORMANCE*
                    FOR THE PERIODS ENDED SEPTEMBER 30, 1997

                                 Small-Cap   Russell 2000   Value-Line   Wilshire 5000
                                   Fund         Index         Index          Index
                                 ---------   ------------   ----------   -------------
Most Recent Quarter                 7.83%       14.88%         11.29%         9.76%
Year-to-date                       26.48        26.60          24.50         29.12
One Year                           37.32        33.19          31.15         38.03
Three Years                        24.21        22.97          17.52         28.45
Five Years                         22.62        20.51          13.61         20.57

 * The average annual returns for the Fund and its benchmark, the Russell 2000 Index, from its initial public offering on 2/21/89 through 9/30/97 were 12.67% and 15.10%, respectively. From inception through 3/31/91, the Fund was managed by a different portfolio manager. The average annual returns for the Fund, the Russell 2000 and the Wilshire 5000 are shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. The indices shown are unmanaged. Past performance is no guarantee of future performance, and the value of an investment when redeemed may be more or less than the purchase price.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS SMALL-CAP FUND
   FUND SUMMARY
   AT SEPTEMBER 30, 1997 (UNAUDITED)

                             FIVE LARGEST HOLDINGS
                        (REPRESENTS 20.6% OF NET ASSETS)

U S WEST MEDIA GROUP (UMG)                                                  5.0%
Cable and communications company whose focus is providing a single line to the home for multiple services including voice, video and Internet access.

TRIZECHAHN CORPORATION (TZH)                                                4.4%
One of the world's largest commercial real estate companies which owns, manages and develops primarily retail (regional and super regional malls) and office space in the U.S., Canada and Eastern Europe.

DART GROUP CORPORATION (DARTA)                                              3.9%
A retailer in various markets including do-it-yourself auto parts stores (Super
Trak), discount book stores (Crown and Super Crown), discount grocery superstores (Shoppers Food Warehouse), and discount beverage superstores (Total Beverage).

HILB, ROGAL AND HAMILTON COMPANY (HRH)                                      3.7%
A company that owns insurance agencies in 16 states and Canada. Serves small and middle markets by placing primarily property and casualty insurance through various carriers and underwriters.

ALLEGHANY CORPORATION (Y)                                                   3.6%
The dominant title insurer in the U.S. through Chicago Title Insurance Company.

                               PORTFOLIO CHANGES
                   JANUARY 1, 1997 THROUGH SEPTEMBER 30, 1997

          NEW HOLDINGS                        ELIMINATIONS
          ------------                        ------------
Baker, Fentress & Company         Baldwin Technology Company, Inc.
Corecomm, Inc.                      - Class A
Dart Group Corporation -- Class   Delchamps, Inc.
  A                               GoodMark Foods, Inc.
Deltic Timber Corporation         Healthsource, Inc.
Gendis, Inc. -- Class A           Heilig Meyers Company
Kaydon Corp.                        (formerly Rhodes, Inc.)
Ralcorp Holdings                  Lexington Global Asset Managers, Inc.
Showboat, Inc.                    Markel Corporation
SLH Corporation                   Plenum Publishing Corporation
U S West Media Group              Ralcorp Holdings
                                  SLH Corporation

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS SMALL-CAP FUND
   SCHEDULE OF PORTFOLIO INVESTMENTS
   AT SEPTEMBER 30, 1997 (UNAUDITED)

         SHARES                                                        MARKET VALUE
        ---------                                                      ------------
     Common Stock 66.9%
                        Advertising 0.8%
           21,020       Grey Advertising Inc. - Class A.............   $  7,230,880
                        Beverages 0.8%
          237,100   *   Celestial Seasonings, Inc...................      7,350,100
                        Building Materials 1.5%
          393,000       Zurn Industries, Inc........................     13,607,625
                        Business Services 2.3%
          555,000   *   Pinkerton's, Inc............................     12,765,000
          300,000   *   The Union Corporation.......................      7,200,000
                                                                       ------------
                                                                         19,965,000
                                                                       ------------
                        Cable 5.0%
        1,980,000   *   U S West Media Group........................     44,178,750
                        Commercial Lighting 0.5%
          148,900       Thomas Industries, Inc......................      4,467,000
                        Financial Services 3.4%
          209,700       Duff & Phelps Credit Rating Co..............      6,710,400
          351,200   *   White River Corporation.....................     23,179,200
                                                                       ------------
                                                                         29,889,600
                                                                       ------------
                        Gaming 1.3%
          548,900       Showboat, Inc. .............................     11,183,838
                        Investment Management Companies 2.9%
          836,000       United Asset Management Corporation.........     23,982,750
           87,600       Baker, Fentress & Company...................      1,834,125
                                                                       ------------
                                                                         25,816,875
                                                                       ------------
                        Manufacturing 4.8%
          850,000   *   American Safety Razor Company...............     15,618,750
          407,500       AMETEK, Inc.................................      9,576,250
          173,200       Franklin Electric Co., Inc..................      9,699,200
          115,100       Kaydon Corp.................................      6,906,000
                                                                       ------------
                                                                         41,800,200
                                                                       ------------
                        Miscellaneous 0.2%
          104,152       Seafield Capital Corporation................      2,603,800
                        Mortgage Financing 2.9%
          930,000       Bay View Capital Corp.......................     25,458,750
                        Natural Resources 6.8%
          845,000       Deltic Timber Corporation...................     27,620,938
          307,500       Gendis Inc -- Class A.......................      5,059,174
          865,000       The Pioneer Group, Inc......................     27,680,000
                                                                       ------------
                                                                         60,360,112
                                                                       ------------

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS SMALL-CAP FUND
   SCHEDULE OF PORTFOLIO INVESTMENTS
   AT SEPTEMBER 30, 1997 (UNAUDITED)

         SHARES                                                         MARKET VALUE
        ---------                                                       ------------
                        Insurance 10.7%
          126,273   *   Alleghany Corporation........................   $ 32,010,205
        1,777,400       Hilb, Rogal and Hamilton Company.............     32,659,725
          660,800       Orion Capital Corporation....................     29,942,500
                                                                        ------------
                                                                          94,612,430
                                                                        ------------
                        Real Estate 11.5%
        1,500,700   *   Catellus Development Corporation.............     31,139,525
          385,000       Cousins Properties Incorporated..............     11,525,937
          552,900   *   IHOP Corp....................................     19,766,175
        1,520,000       TrizecHahn Corporation.......................     39,235,000
                                                                        ------------
                                                                         101,666,637
                                                                        ------------
                        Restaurants 1.8%
          982,400   *   VICORP Restaurants, Inc......................     15,718,400
                        Retail 3.9%
          325,730       Dart Group Corporation -- Class A............     34,283,083
                        Telecommunications 5.8%
        1,828,000   *   Corecomm, Inc................................     30,162,000
        1,349,109   *   Vanguard Cellular Systems, Inc. -- Class A...     21,248,467
                                                                        ------------
                                                                          51,410,467
                                                                        ------------
         TOTAL COMMON STOCKS (COST $432,238,817).....................    591,603,547
                                                                        ------------
Short-Term Obligations (33.2%)
Repurchase Agreement with State Street Bank, 5.00% due 10-1-97.......     43,300,000
Federal National Mortgage Association Discount Note, 5.48% due 10-
  2-97...............................................................     99,985,056
Federal National Mortgage Association Discount Note, 5.48% due 10-
  17-97..............................................................     99,760,889
Commercial Paper -- Clipper Receivables Corporation, 5.54% due 10-
  20-97..............................................................     49,854,597
                                                                        ------------
                                                                         292,900,542
                                                                        ------------
TOTAL INVESTMENTS (COST $725,139,359)(A)......................  100.1%   884,504,089
OTHER ASSETS AND LIABILITIES, NET.............................   (0.1)    (1,028,640)
                                                                -----   ------------
NET ASSETS....................................................  100.0%  $883,475,449
                                                                =====   ============
NET ASSET VALUE PER SHARE............................................         $22.59
                                                                              ======

*   Non-income producing security
(a) Also represents aggregate cost for Federal income tax purposes. Aggregate unrealized appreciation and depreciation of investments are $159,451,619 and ($86,889), respectively.

--------------------------------------------------------------------------------
   LONGLEAF PARTNERS FUNDS
   SERVICE DIRECTORY

FUND INFORMATION                                                  (800) 445-9469
To request a prospectus, financial report, application or other Fund information call (800) 445-9469 from 8:00 a.m. to 8:00 p.m. Eastern time, seven days a week.

EXISTING SHAREHOLDER INQUIRIES                                    (800) 488-4191
To request action on your existing account contact the transfer agent, NFDS, at
(800) 488-4191 from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

     Mail correspondence to:              Overnight address:
     Longleaf Partners Funds            Longleaf Partners Funds
            c/o NFDS                           c/o NFDS
         P.O. Box 419929               1004 Baltimore, 5th Floor
   Kansas City, MO 64141-6929            Kansas City, MO 64105
                                            (816) 435-5241

24-HOUR AUTOMATED INFORMATION                                     (800) 378-3788
For automated reporting of daily prices, account balances and transaction activity call (800) 378-3788, 24-hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SERVICES FOR FINANCIAL ADVISORS                                   (800) 761-2509
Please contact Lee Harper or Mary Williamson for additional information.

PUBLISHED DAILY PRICE QUOTATIONS
Daily net asset values per share of each Fund are reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading LONGLEAF PARTNERS as follows:

ABBREVIATION  SYMBOL    CUSIP    FUND NUMBER
------------  ------  ---------  -----------
  Partners    LLPFX   543069108      133
   Realty     LLREX   543069306      135
   Sm-Cap     LLSCX   543069207      134

--------------------------------------------------------------------------------
   THE LONGLEAF PARTNERS FUNDS
   TRUSTEES AND OFFICERS

Trustees
  O. Mason Hawkins, Chairman
  Chadwick H. Carpenter, Jr.
  Daniel W. Connell, Jr.
  Steven N. Melnyk
  C. Barham Ray
  W. Reid Sanders

Officers
  O. Mason Hawkins, Co-Portfolio Manager and Chief Executive Officer

  W. Reid Sanders, President

  G. Staley Cates, Co-Portfolio Manager and Vice President - Investments

  C. T. Fitzpatrick, Co-Portfolio Manager of the Realty Fund and Vice-President - Investments

  Charles D. Reaves, Executive Vice President and General Counsel

  Julie M. Douglas, Executive Vice President - Operations and Treasurer

  Lee B. Harper, Executive Vice President - Marketing

  Frank N. Stanley III, Vice President - Investments

  John B. Buford, Vice President - Investments

  Randy D. Holt, Vice President and Secretary

Transfer Agent
  National Financial Data Services
  Kansas City, Missouri

Custodian
  State Street Bank & Trust Company
  Boston, Massachusetts

Special Legal Counsel
  Dechert Price & Rhodes
  Washington D.C.

Independent Public Accountants
  Coopers & Lybrand L.L.P.
  Boston, Massachusetts

                            Longleaf Partners Funds
                                    c/o NFDS
                                P.O. Box 419929
                           Kansas City, MO 64141-6929

                           Fund Information Requests
                                 (800) 445-9469
                         Shareholder Account Inquiries
                                 (800) 488-4191